EXECUTION COPY

                               THIRD AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") , dated as of June 17, 1997, is entered into by and among:

                  (1) BELL   MICROPRODUCTS   INC.,  a   California   corporation
         ("Borrower");

                  (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Banks"); and

                  (3)  SUMITOMO  BANK  OF  CALIFORNIA,   a  California   banking
         corporation, as agent for the Banks (in such capacity, "Agent").

                                    RECITALS

         A. Borrower, the Banks and Agent are parties to a Second Amended and Restated Credit Agreement dated as of May 23, 1995, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 25, 1996, and as further amended by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of September 30, 1996 (the "Credit Agreement").

         B. Borrower has requested the Banks and Agent to amend the Credit Agreement in certain respects and to increase the revolving line of credit.

         C. The Banks and Agent are willing so to amend the Credit Agreement and increase the revolving line of credit upon the terms and subject to the conditions set forth below.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks and Agent hereby agree as follows:

         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings





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given to those terms in the Credit Agreement, as amended by this Amendment.  The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. Amendments to Credit Agreement. Subject to the conditions set forth in paragraph 4 below, the Credit Agreement is hereby amended as follows:

                  (a) Subparagraph 2.01 (a) is amended by changing the reference to the Revolving Loan Maturity Date appearing in the seventh line thereof from "May 31, 1998" to "May 31, 1999".

                  (b) Clause (ii) of Subparagraph 5.02 (m) is amended to read in its entirety as follows:

                           (ii) Its Working Capital to be less than  $55,000,000
                  at any time;

                  (c) Clause (iii) of Subparagraph 5.02 (m) is amended to read in its entirety as follows:

                           (iii) Its  Tangible Net Worth to be less than the sum
                  on any date of determination of (1) $65,000,000 plus (2) fifty percent (50%) of the sum of Borrower's Net Income After Tax for each quarter (excluding any quarter in which such amount was negative);

                  (d) Schedule I is amended to read in its entirety as set forth on Exhibit A attached hereto.

         3. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Banks that, on the date of this Amendment and after giving effect to the amendments set forth in paragraph 2 above on the Third Amendment Effective Date (as defined below), the following are and shall be true and correct on each such date:

                  (a) The  representations and warranties set forth in Paragraph
         4.01 of the Credit Agreement are true and correct in all material respects;

                  (b) No Event of Default or Default has occurred and is continuing; and

                  (c) Each of the Credit Documents is in full force and effect.

         4. Third Amendment Effective Date. The amendments effected by paragraph 2 above shall become effective on June 17, 1997 (the "Third Amendment Effective Date"), subject to receipt by the Banks and Agent on or prior to the Third Amendment



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


Effective Date of the following, each in form and substance satisfactory to the Banks, Agent and their respective counsel:

                  (a) This Amendment duly executed by Borrower, each Bank and Agent;

                  (b) A new Revolving Loan Note made payable to each Bank in an amount equal to each such Bank's increased Revolving Loan Commitment, duly executed by Borrower;

                  (c) A Certificate of the Secretary of Borrower, dated the Third Amendment Effective Date, certifying (i) that the Certificate of Incorporation and Bylaws of Borrower, in the forms delivered to Agent on the Effective Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date; (ii) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Borrower and continuing in effect, which authorize the execution, delivery and performance by Borrower of this Amendment and the consummation of the transactions contemplated hereby; (iii) that there are no proceedings for the dissolution or liquidation of Borrower (commenced or threatened); and (iv) the incumbency, signatures and authority of the officers of Borrower authorized to execute, deliver and perform the Amendment;

                  (d) A Certificate of Good Standing (or comparable certificate) for Borrower, certified as of a recent date prior to the Third Amendment Effective Date by the Secretary of State of California;

                  (e) A written opinion of Wilson, Sonsini, Goodrich & Rosati, outside counsel to Borrower, dated the Third Amendment Effective Date and addressed to Agent and each Bank, in the form of Exhibit B hereto; and

                  (f) Payment of all fees and expenses of Agent's counsel through the Third Amendment Effective Date; and

                  (g) Such other  evidence  as Agent or any Bank may  reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment.

         5. Effect of this Amendment. On and after the Third Amendment Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and



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


effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Banks or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

         6. Miscellaneous.

                  (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  (b) Headinqs. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                  (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

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


         IN WITNESS WHEREOF, Borrower, the Agent and the Banks have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                          BELL MICROPRODUCTS INC.

                                   By:  /s/    W. Donald Bell
                                      ------------------------------------------
                                        Name:  W. Donald Bell
                                        Title: President & CEO


AGENT:                             SUMITOMO BANK OF CALIFORNIA
                                   As Agent



                                   By:
                                      ------------------------------------------
                                        Name:
                                        Title:


                                   By:
                                      ------------------------------------------
                                        Name:
                                        Title:



BANKS:                             SUMITOMO BANK OF CALIFORNIA,
                                   As a Bank



                                   By:
                                      ------------------------------------------
                                        Name:
                                        Title:


                                   By:
                                      ------------------------------------------
                                        Name:
                                        Title:




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


         IN WITNESS WHEREOF, Borrower, the Agent and the Banks have caused this Amendment to be executed as of the day and year first above written.



BORROWER:                          BELL MICROPRODUCTS INC.

                                   By:
                                      ------------------------------------------
                                        Name:
                                        Title:


AGENT:                             SUMITOMO BANK OF CALIFORNIA
                                   As Agent


                                   By: /s/       S.C. Bellicini
                                      ------------------------------------------
                                        Name:    S.C. Bellicini
                                        Title:  V.P./Deputy Manager


                                   By: /s/        Clark Warden
                                      ------------------------------------------
                                        Name:     Clark Warden
                                        Title:    SVP



BANKS:                             SUMITOMO BANK OF CALIFORNIA,
                                   As a Bank


                                   By:  /s/       S.C. Bellicini
                                      ------------------------------------------
                                        Name:     S.C. Bellicini
                                        Title:   V.P./Deputy Manager

                                   By: /s/        Clark Warden
                                      ------------------------------------------
                                        Name:     Clark Warden
                                        Title:    SVP



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


                              UNION BANK OF CALIFORNIA, N.A., As a Bank
                              As a Bank


                              By:   /s/   Frank B. Gwynn
                                  ----------------------------------------------
                                  Name:   Frank B. Gwynn
                                  Title:  Regional Manager


                              By:   /s/   Kelly D. Takahashi
                                  ----------------------------------------------
                                  Name:   Kelly D. Takahashi
                                  Title:  Vice President



                              BANKBOSTON, N.A.,
                              (formerly known as The First National
                              Bank of Boston), As a Bank


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              COMERICA BANK-CALIFORNIA,
                              As a Bank


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              THE SUMITOMO BANK, LIMITED,
                              As a Bank


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


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


                              UNION BANK OF CALIFORNIA, N.A., As a Bank
                              As a Bank


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:



                              BANKBOSTON, N.A.,
                              (formerly known as The First National
                              Bank of Boston), As a Bank


                              By:   /s/   Teresa Heller
                                  ----------------------------------------------
                                  Name:   Teresa Heller
                                  Title:  Director


                              COMERICA BANK-CALIFORNIA,
                              As a Bank


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              THE SUMITOMO BANK, LIMITED,
                              As a Bank


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                              UNION BANK OF CALIFORNIA, N.A., As a Bank
                              As a Bank


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:



                              BANKBOSTON, N.A.,
                              (formerly known as The First National
                              Bank of Boston), As a Bank


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              COMERICA BANK-CALIFORNIA,
                              As a Bank


                              By:   /s/    Scott T. Smith
                                  ----------------------------------------------
                                  Name:    Scott T. Smith
                                  Title:   Vice President


                              THE SUMITOMO BANK, LIMITED,
                              As a Bank


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


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

                              UNION BANK OF CALIFORNIA, N.A., As a Bank
                              As a Bank


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:



                              BANKBOSTON, N.A.,
                              (formerly known as The First National
                              Bank of Boston), As a Bank


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              COMERICA BANK-CALIFORNIA,
                              As a Bank


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              THE SUMITOMO BANK, LIMITED,
                              As a Bank


                              By:     /s/  Carole A. Daley
                                  ----------------------------------------------
                                  Name:    Carole A. Daley
                                  Title:   Vice President and Manager


                              By:    /s/   J. William Bloore
                                  ----------------------------------------------
                                  Name:    J. William Bloore
                                  Title:   Vice President


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